UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  October 29, 2019

ACTUANT CORPORATION
(Exact name of Registrant, as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Former name or address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.20 per share	EPAC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2019, the Board of Directors of Actuant Corporation (the “Company”) adopted a resolution expanding the size of the Company’s Board of Directors from eight to nine and elected Judy L. Altmaier as a director effective as of November 1, 2019.  Effective upon the commencement of her service as a director, Ms. Altmaier has been appointed to serve on the Audit Committee and the Compensation Committee of the Company’s Board of Directors.

For her service through the Company’s 2020 Annual Meeting of Shareholders, Ms. Altmaier will receive a cash retainer based on the annual cash retainer awarded to non-employee directors, but pro-rated for her period of service beginning as of the effective date of her election as a director.  In addition, she will receive an equity grant of time-vested restricted stock units having a grant date value based on the grant date value of the annual grant of restricted stock units awarded to non-employee directors, but pro-rated for the period of her service beginning as of the effective date of her election as a director, which restricted stock units vest, subject to her continued service on the Board, on December 22, 2019.  She will also receive a cash fee based on annual cash fees paid to the members of the committees of the Board of Directors to which she has been appointed, but pro-rated for the period of her service beginning as of the effective date of her election as a director.  Such annual compensation for non-employee directors of the Company is set forth below:

Annual Retainer of Cash	$60,000

Grant Date Value of Annual Award of Time-Vested Restricted Stock Units	$100,000

Annual Cash Fee to Members of the Audit Committee	$15,000

Annual Cash Fee to Members of the Compensation Committee	$10,000

A press release issued by the Company on November 1, 2019 announcing the election of Ms. Altmaier is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release of Actuant Corporation dated November 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 1, 2019

ACTUANT CORPORATION

By:	/s/ Fabrizio Rasetti
Fabrizio Rasetti
Executive Vice President, General Counsel and
Secretary